SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Under Rule 14a-12

College Retirement Equities Fund

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College Retirement Equities Fund

730 Third Avenue

New York, New York 10017-3206

Important Notice Regarding Availability of Proxy Materials for the Participant Meeting to be Held on July 20, 2009

The Proxy Statement for this Meeting is Available at: https://www.proxy-direct.com/tia20126

NOTICE OF ANNUAL MEETING — July 20, 2009

The College Retirement Equities Fund (“CREF”) will hold its annual meeting of participants on July 20, 2009, at 3:00 p.m. at CREF’s offices at 730 Third Avenue, New York, New York. The meeting agenda is:

1.	To elect ten individuals to serve as Trustees for one year and until their successors shall take office;

2.	To ratify the Board of Trustees’ selection of PricewaterhouseCoopers LLP to serve as CREF’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

3.	To address any other business that may properly come before the meeting.

The Board of Trustees has set May 31, 2009, as the record date for determining the number of votes entitled to be cast. You may vote at the meeting only if you had CREF voting rights as of May 31, 2009.

By order of the Board of Trustees,

William J. Mostyn III

Secretary

Please vote as soon as possible before the annual meeting, even if you plan to attend the meeting. You can vote quickly and easily by toll-free telephone call, over the Internet or by mail. Just follow the simple instructions that appear on your enclosed proxy card. Since we cannot hold the meeting unless a quorum is reached, please help CREF avoid the expense of a follow-up mailing by voting today!

If you plan to attend the meeting, please call (877) 535-3910, ext. 22-2440, to obtain an admission pass. In accordance with CREF’s security procedures, a pass and appropriate picture identification will be required to enter the CREF annual meeting. Please note that no laptop computers, recording equipment or cameras will be permitted. Please read the instructions on the pass for additional information.

June 12, 2009

COLLEGE RETIREMENT EQUITIES FUND

Proxy Statement for Annual Meeting

to be Held on July 20, 2009

The Board of Trustees of the College Retirement Equities Fund (“CREF”) has sent you this proxy statement to ask for your vote on matters affecting CREF. The accompanying proxy will be voted at the annual meeting of CREF participants being held on July 20, 2009, at 3:00 p.m. at CREF’s offices at 730 Third Avenue, New York, New York. This proxy statement was mailed to participants starting on or about June 12, 2009.

The participants of CREF are being asked to vote on the following:

1.	The election of ten individuals to serve as Trustees for one year and until their successors shall take office;

2.	The ratification of the Board of Trustees’ selection of PricewaterhouseCoopers LLP to serve as CREF’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

3.	Any other business that may properly come before the meeting.

At this time, the Board of Trustees does not know of any other matters being presented at the meeting or any adjournments thereof.

How Do I Vote?

You can vote in any one of four ways:

(1)	By marking, signing, and mailing the enclosed proxy card in the envelope provided;

(2)	By logging on to the Internet site shown on your proxy card and following the on-screen instructions;

(3)	By calling the toll-free telephone number shown on your proxy card and following the recorded instructions; or

(4)	By voting in person at the annual meeting.

If you vote by Internet or telephone, please do not mail your proxy card.

Can I Cancel or Change My Vote?

You can cancel or change your vote at any time up until 12:00 p.m. (noon) Eastern Time on July 20, 2009. You can do this by simply voting again — by executing and returning a later-dated proxy card, voting through the Internet or by a toll-free telephone call, or voting in person at the meeting — or by writing CREF’s Corporate Secretary at 730 Third Avenue, New York, New York 10017-3206. Cancelled or changed votes (other than votes cast in person at the meeting) must be received by the noon deadline.

How Does a Proxy Work?

When you vote by proxy, you are instructing the agents named on the proxy card how to vote on your behalf at the meeting. If you sign and return the proxy card but do not specifically instruct the agents otherwise, they will vote FOR the election of all the nominees for Trustee and FOR ratification of the selection of PricewaterhouseCoopers LLP to serve as CREF’s independent registered public accounting firm. At this time, we do not know of any other matters being presented at the meeting. If other matters are brought before the meeting, the proxy agents will vote the proxies using their own best judgment, as allowed by the proxy. All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and are not revoked, will be voted at the meeting.

Who May Vote; How Many Votes Do I Get?

Each person having voting rights on May 31, 2009 may vote at the meeting with respect to each item on the proxy ballot. On May 22, 2009, there were 142,129,415,733.91 total votes eligible to be cast, broken down as follows:

Stock Account – 77,775,070,754.84 votes	Social Choice Account – 7,053,792,054.60 votes
Money Market Account – 15,132,743,839.14 votes	Global Equities Account – 10,095,285,401.15 votes
Bond Market Account – 9,263,938,110.62 votes	Growth Account – 8,977,812,309.14 votes
Inflation-Linked Bond Account – 6,525,947,220.27 votes	Equity Index Account – 7,304,826,044.15 votes

The number of votes you have is equal to the dollar value of your accumulation in each CREF account on May 31, 2009. If you are receiving annuity payments, the number of votes you have is equal to the dollar amount held on May 31, 2009 in the annuity fund of each CREF account to meet CREF’s annuity obligations to you. We will count fractional votes.

How Many Votes Are Needed for a Quorum or to Pass a Vote?

We will have a quorum for the meeting if 10 percent of the votes entitled to be cast are present. Abstentions are counted in determining whether a quorum has been reached. A Trustee shall be elected to the Board if he or she receives a majority of the votes cast at a meeting where a quorum is present. Approval of any other proposals requires a majority of the votes cast at a meeting where a quorum is present. Abstentions from voting are not treated as votes cast. No votes are cast by brokers.

If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring participant attention, the persons named as proxy agents may propose one or more adjournments of the meeting to permit further solicitation of additional votes.

I. ELECTION OF TRUSTEES

One purpose of the annual meeting is to elect a Board of Trustees of CREF (the “Board”). CREF’s Trustees are elected to serve for one year and until their successors shall take office. Pursuant to the provisions of the bylaws of CREF and resolutions of the Board, the number of Trustees has been fixed at ten. The CREF bylaws also give the Board authority to appoint new Trustees to fill vacancies between annual meetings.

At this annual meeting, you are being asked to elect to the Board the ten current Trustees. Information about each of these nominees is set forth below. It is intended that properly executed and returned proxies will be voted FOR the election of these ten nominees unless otherwise indicated in the proxy.

In addition to the information listed below, each of the CREF Trustees currently serving also serves on the Boards of Trustees of the TIAA-CREF Funds and TIAA-CREF Life Funds and on the management committee of TIAA Separate Account VA-1 (together with CREF, the “TIAA-CREF Fund Complex”).

The Board, which is composed entirely of Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended (“1940 Act”)), of CREF or of TIAA-CREF Investment Management, LLC, CREF’s investment advisor, unanimously recommends that the participants of CREF vote for the election of each of the Trustees.

I. ELECTION OF TRUSTEES continued

INFORMATION CONCERNING NOMINEES

Forrest Berkley, 55, retired partner of GMO (formerly, Grantham, Mayo, Van Otterloo & Co.), an investment management firm, since 2006, was a partner from 1990 to 2005, Head of Global Product Management from 2003 to 2005 and a member of its asset allocation portfolio management team from 2003 to 2005. He is a director and member of the Investment Committee of the Maine Coast Heritage Trust, and a member of the Investment Committee of the Gulf of Maine Research Institute, Maine Community Foundation and Carnegie Endowment for International Peace and the Boston Athenaeum; and a director of the Appalachian Mountain Club. Mr. Berkley received a B.A. from Yale University and an M.B.A. and a law degree from Harvard University. He has served as a CREF Trustee since 2006.

Nancy A. Eckl, 46, was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end mutual funds) from 1990 to 2006. Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl is an independent director of The Lazard Funds, Inc. and Lazard Retirement Series, Inc. (both open-end mutual funds), Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend and Income Fund, Inc. (both New York Stock Exchange listed closed-end funds), and an independent member of the board of managers of Lazard Alternative Strategies Fund, L.L.C. (a closed-end investment company). Ms. Eckl has a B.B.A. in Accounting from the University of Notre Dame and is a Certified Public Accountant in the State of Texas. Ms. Eckl has served as a CREF Trustee since 2007.

Eugene Flood, Jr., 53, has been President, Chief Executive Officer (“CEO”) since 2000 and a Director of Smith Breeden Associates, Inc., an investment advisor, since 1994. Prior to joining Smith Breeden as President and CEO in 2000, he was a Portfolio Manager at Morgan Stanley Asset Management. Dr. Flood serves on the Visiting Committee for the Economics Department and the Dean’s Advisory Committee of the Massachusetts Institute of Technology’s Sloan School of Management, the Board of Visitors of the Fuqua School of Business of Duke University, Board of Visitors of the University of North Carolina at Chapel Hill and the Board of Directors of the Society of Quantitative Analysts. In addition, Dr. Flood has worked as a consultant for a variety of private sector companies and government agencies. Dr. Flood has a B.A. in Economics from Harvard University and a Ph.D. in Economics from the Massachusetts Institute of Technology. Dr. Flood has served as a CREF Trustee since 2005.

INFORMATION CONCERNING NOMINEES continued

Michael A. Forrester, 41, is Chief Operating Officer (“COO”) and a Board member of Copper Rock Capital Partners since 2007. Prior to joining Copper Rock Capital Partners, he served as the COO of DDJ Capital Management from 2003 to 2006, and was an Executive Vice President from 2000 to 2002, Senior Vice President from 1995 to 2000, and Vice President from 1992 to 1995 of Fidelity Investments. Mr. Forrester has a B.A. degree from Washington and Lee University. Mr. Forrester has served as a CREF Trustee since 2007.

Howell E. Jackson, 55, was appointed the Acting Dean of Harvard Law School in 2009; he has been James S. Reid, Jr. Professor of Law there since 2004, serving as Vice Dean for Budget from 2003 to 2006, and has been on faculty since 1989. Professor Jackson has a B.A. degree from Brown University and a joint J.D./M.B.A. from Harvard University. Professor Jackson has served as a CREF Trustee since 2005.

Nancy L. Jacob, 66, is President, Managing Principal and Founder since 2006 of NLJ Advisors Inc., an investment advisor. She was President and Managing Principal of Windermere Investment Associates from 1997 to 2006. She was previously Chairman and CEO of CTC Consulting, Inc. from 1994 to 1997, and Executive Vice President, U.S. Institutional Funds of the Pacific Northwest from 1993 to 1996. She is Director and Chairman of the Investment Committee of the Okabena Company, a financial services firm. Dr. Jacob received a B.A. from the University of Washington and a Ph.D. from the University of California, Irvine. Dr. Jacob has served as a CREF Trustee since 1979.

Bridget A. Macaskill, 60, is the President and COO of Arnhold & S. Bleichroeder Advisers Inc. since 2009 and the Principal of BAM Consulting LLC, an independent financial services consulting firm, which she founded in 2003. Ms. Macaskill is also an Independent Consultant for Merrill Lynch since 2003, appointed under the terms of the Global Research Settlement. Ms. Macaskill was Chairman and CEO of Oppenheimer Funds, Inc. from 2000 to 2001. She joined Oppenheimer Funds, Inc. in 1983 and served in various capacities at that firm, being appointed COO in 1989, President in 1991, CEO in 1995, and Chairman in 2000. Ms. Macaskill serves on the Board of Directors of Prudential plc, and on the boards of a number of not-for-profit organizations. She received a B.S. with honors from the University of Edinburgh. Ms. Macaskill has served as a CREF Trustee since 2003.

INFORMATION CONCERNING NOMINEES continued

James M. Poterba, 51, is President and CEO and a member of the Board of Directors of the National Bureau of Economic Research since 2008. He is the Mitsui Professor of Economics since 1996 and was the Head of the Economics Department from 2006 and until 2008 at the Massachusetts Institute of Technology (“MIT”), where he has taught since 1983. From 1994 to 2000 and 2001 to 2006 he was Associate Head of the Economics Department at MIT. He was the Director of the Public Economics Research Program at the National Bureau of Economic Research from 1990 to 2008. He is a Fellow of the American Academy of Arts and Sciences and the Econometric Society and has served as a director of the American Finance Association and is Vice President of the American Economic Association. He is a director of the Jeffrey Company and Jeflion Company, which are unregistered investment companies. He holds an A.B. from Harvard College and an M.Phil. and a D.Phil. from Oxford University. Dr. Poterba has served as a CREF Trustee since 2006.

Maceo K. Sloan, 59, has been the Chairman, President and CEO of Sloan Financial Group, Inc. since 1991; Chairman, CEO and Chief Investment Officer (“CIO”) of NCM Capital Management Group, Inc., since 1991; and Chairman, CEO and CIO of NCM Capital Advisers Inc. since 2003. Mr. Sloan is a director of SCANA Corporation and NCM Capital Investment Trust; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust since 2007. Mr. Sloan received a B.A. from Morehouse College, an M.B.A. from Georgia State University, and a J.D. from North Carolina Central University School of Law. Mr. Sloan has served as a CREF Trustee since 1991 and Chairman of the Board since 2009.

Laura T. Starks, 59, has been Chairman of the Department of Finance, the Charles E. and Sarah M. Seay Regents Chair of Finance, and Director of the AIM Investment Center in the McCombs School of Business since 2002 at the University of Texas at Austin where she has taught since 1987. She has a B.A. from the University of Texas at Austin, an M.B.A. from the University of Texas at San Antonio, and a Ph.D. from the University of Texas at Austin. Dr. Starks has served as a CREF Trustee since 2006.

Each nominee was first recommended by the Nominating and Governance Committee of the Board. This Committee consists of Trustees who are also themselves nominees and, like all the other members of the Board, are not “interested persons” as such term is defined in the 1940 Act.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the proxy agents may cast your votes for a substitute chosen by the current Board.

Current CREF Trustees, Nominees and Executive Officers

The following table includes certain information about CREF’s current Trustees, nominees and executive officers, including positions currently held with CREF, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the TIAA-CREF Fund Complex overseen by each Trustee and certain directorships held by each of them. The first table includes information about CREF’s disinterested Trustees and nominees and the second table includes information about CREF’s officers. There are currently no interested Trustees serving on the Board.

DISINTERESTED TRUSTEES AND NOMINEES

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Forrest Berkley
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): April 1954	Trustee	One-year term. Trustee since 2006.	Retired Partner of GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); (since 2006). Partner (1990 – 2005) and Head of Global Product Management (2003 – 2005), and member of asset allocation portfolio management team, GMO (2003 – 2005).	60	Director and member of the Investment Committee, the Maine Coast Heritage Trust; Investment Committee member, Gulf of Maine Research Institute, Maine Community Foundation and Carnegie Endowment for International Peace and the Boston Athenaeum; and Director, Appalachian Mountain Club.

Nancy A. Eckl
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: October 1962	Trustee	One-year term. Trustee since 2007.	Former Vice President (1990 –2006), American Beacon Advisors, Inc. and Vice President of certain funds advised by American Beacon Advisors, Inc.	60	Independent Director, The Lazard Funds Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc., Lazard World Dividend and Income Fund, Inc., and Member of the Board of Managers, Lazard Alternative Strategies Fund, LLC.

DISINTERESTED TRUSTEES AND NOMINEES continued

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Eugene Flood, Jr.
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: October 1955	Trustee	One-year term. Trustee since 2005.	President and CEO (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment advisor).	60	None

Michael A. Forrester
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: November 1967	Trustee	One-year term. Trustee since 2007.	COO, Copper Rock Capital Partners (since 2007). Formerly, COO, DDJ Capital Management (2003 – 2006); and Executive Vice President (2000 – 2002); Senior Vice President (1995 – 2000); and Vice President (1992 – 1995) Fidelity Investments.	60	Director Copper Rock Capital Partners LLC.

Howell E. Jackson
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: January 1954	Trustee	One-year term. Trustee since 2005.	Acting Dean of Harvard Law School (since March 2009), James S. Reid, Jr. Professor of Law (since 2004), and on the faculty (since 1989) of Harvard Law School.	60	None

Nancy L. Jacob
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: January 1943	Trustee	One-year term. Trustee since 1979.	President, Managing Principal and Founder (since 2006) of NLJ Advisors, Inc. (investment advisor). Formerly, President and Managing Principal, Windermere Investment Associates (1997 – 2006).	60	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

Bridget A. Macaskill
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: August 1948	Trustee	One-year term. Trustee since 2003.	President and COO of Arnhold & S. Bleichroeder Advisers Inc. (since February 2009), Principal and Founder, BAM Consulting, LLC (financial services consulting), Independent Consultant for Merrill Lynch (since 2003).	60	Director, Prudential plc and International Advisory Board and British-American Business Council.

DISINTERESTED TRUSTEES AND NOMINEES continued

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
James M. Poterba
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: July 1958	Trustee	One-year term. Trustee since 2006.	President and CEO, National Bureau of Economic Research (since 2008); Head (2006 – 2008) and Associate Head (1994 – 2000 and 2001 – 2006), Economics Department, Massachusetts Institute of Technology (MIT), Mitsui Professor of Economics, MIT (since 1996); and Program Director, National Bureau of Economic Research (1990 – 2008).	60	The Jeffrey Company and Jeflion Company (unregistered investment companies); and National Bureau of Economic Research.

Maceo K. Sloan
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: October 1949	Trustee	One-year term. Chairman of the Board (since 2009) and Trustee since 1991.	Chairman, President and CEO, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); and Chairman CEO and CIO, NCM Capital Advisers Inc. (since 2003); and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (since 2007).	60	Director, SCANA Corporation (energy holding company) and NCM Capital Investment Trust.

Laura T. Starks
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: February 1950	Trustee	One-year term. Trustee since 2006.	Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); and Fellow, Financial Management Association (since 2002).	60	None

OFFICERS

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mary (Maliz) E. Beams
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: March 1956	Executive Vice President	One-year term. Executive Vice President since 2007.	Executive Vice President of Individual Client Services of TIAA (since July 2007), and Executive Vice President of TIAA-CREF Funds, CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TIAA-CREF Fund Complex”) (since 2007); Manager, President, CEO, TIAA-CREF Individual & Institutional Services, LLC (“Services”) (since 2007); and Senior Managing Director and Head of Wealth Management Group, TIAA (since 2004). Formerly Partner, Spyglass Investments (2002 – 2003). Partner and Managing Director, President of Global Business Development for the Mutual Fund Group and Head of International Mutual Fund and Offshore Businesses of Zurich Scudder Investments; and Head of U.S. Scudder Direct Retail Business and Chief Executive Officer of Scudder Brokerage (1997 –2003).

Brandon Becker
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: March 1954	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since March 2009.	Executive Vice President and Chief Legal officer of TIAA and the TIAA-CREF Fund Complex (since March 2009). Formerly, Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996 – 2009), Special Advisor to the Chairman for International Derivatives (1995 – 1996), Securities and Exchange Commission; and Director, Division of Market Regulation (1993 – 1995), Securities and Exchange Commission.

Richard S. Biegen
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: May 1962	Vice President and Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.	Chief Compliance Officer of the TIAA-CREF Fund Complex; Vice President, Senior Compliance Officer of Asset Management Compliance of TIAA and Chief Compliance Officer of TIAA-CREF Investment Management LLC (“Investment Management”) (since February 2008) and Chief Compliance Officer of TIAA Separate Account VA-3 (since March 2008). Formerly, Chief Compliance Officer of Teachers Advisors (“Advisors”); Managing Director/Director of Global Compliance, AIG Investments (2000 – 2008); Senior Vice President/Group Head, Regulatory Oversight Group, Scudder Kemper Investments, Inc. (1998 – 2000); Chief Compliance Officer/Vice President, Legal Department, Salomon Brothers Asset Management, Inc. (1997 – 1998); Assistant General Counsel/Director, Securities Law Compliance, The Prudential Insurance Company of America (1994 – 1997); and Enforcement Staff Attorney, U.S. Securities and Exchange Commission (1988 – 1994).

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Scott C. Evans
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: May 1959	Executive Vice President	One-year term. Executive Vice President since 1997.	Principal Executive Officer and President of the
TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007); and Executive Vice President (since 1997) of CREF and TIAA Separate Account VA-1. Executive Vice President (since 1997) and Head of Asset Management (since 2006) of TIAA. Director of Advisors (since 2004). President and CEO of Investment Management and Advisors, and Manager of Investment Management (since 2004). Formerly, Manager of TIAA Realty Capital Management, LLC (2004 – 2006), Chief Investment Officer of TIAA (2004 – 2006) the TIAA-CREF Fund Complex (2003 –2006). Formerly, Director of TIAA Global Markets, Inc. (2004 – 2005); Director of TC Life (1997 – 2006), Director of TPIS (2006 – 2008).

Roger W. Ferguson, Jr.
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: October 1951	President and CEO	One-year term. President and Chief Executive Officer since 2008.	President and CEO of TIAA (since April 2008), and President and CEO of CREF and TIAA Separate Account VA-1 (since April 2008). Formerly, Chairman, Swiss Re America Holding Corporation and Head of Financial Services and Member of the Executive Committee, Swiss Re (2006 – 2008); Vice Chairman and Member of the Board of Governors of the United States Federal Reserve System (1997 – 2006); and Associate and Partner, McKinsey & Company
(1984 – 1997).

Phillip G. Goff
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: November 1963	Treasurer	One-year term, Treasurer since 2008.	Treasurer of CREF (since August 2008); and Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and Life Funds (since 2007) and VA-1 (since April 2009), Director of Advisors (since 2008). Formerly, Chief Financial Officer, Van Kampen Funds (2005 – 2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995 – 2005).

I. Steven Goldstein
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: September 1952	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President of the TIAA-CREF Fund Complex (since 2003). Executive Vice President, Public Affairs of TIAA (since 2003). Formerly, Director, TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) (2003 – 2006); Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001 – 2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993 – 2001).

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen Gruppo
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: September 1959	Executive Vice President	One-year term. Executive Vice President since 2009.

Executive Vice President of the TIAA-CREF Fund Complex (since February 2009). Executive Vice President, Head of Risk Management of TIAA (since February 2009); and Senior Managing Director, Acting Head of Risk Management (2008), Senior Managing Director, Chief Credit Risk Officer (2004 – 2008). Formerly, Director, TIAA-CREF Life (2006 – 2008), Director, TPIS and Advisors and Investment Management (May

2008 – November 2008), Senior Vice President, Risk Management Department, Lehman Brothers (1996 – 2004).

William J. Mostyn III
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: January 1948	Vice President and Corporate Secretary	One-year term. Vice President and Corporate Secretary since 2008.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since May 2008). Formerly, Deputy General Counsel and Corporate Secretary, Bank of America (2005 – 2008); and Deputy General Counsel, Secretary and Corporate Governance Officer, the Gillette Company (2000 – 2005).

Dermot J. O’Brien
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: March 1966	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President of the TIAA-CREF Fund Complex (since 2003). Executive Vice President, Human Resources, of TIAA (since 2003). Formerly Director, TIAA-CREF Life (2003 – 2006); First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co. (1999 – 2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998 – 1999).

Georganne C. Proctor
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: October 1956	Executive Vice President and Chief Financial Officer	One-year term. Executive Vice President and Chief Financial Officer since 2006.	Executive Vice President and Chief Financial Officer of TIAA and CREF (since 2006). Director (since 2007) and Executive Vice President and Chief Financial Officer (since 2008) of TIAA-CREF Enterprises, Inc., Manager, Executive Vice President and Chief Financial Officer of TIAA-CREF Redwood, LLC (since 2006), Director and Vice President of TPIS (2006-2008) Executive Vice President and Chief Financial Officer of Life Funds, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds (2006 – 2/2007); Formerly, Manager and Executive Vice President of Investment Management, Director and Executive Vice President of TPIS and Advisors (2006 – 2008); Executive Vice President and Chief Financial Officer of TIAA Separate Account VA-1 (2006 – 2009). Executive Vice President, Finance, Golden West Financial Corporation (2002 – 2006); and Senior Vice President, Chief Financial Officer and Director, Bechtel Group, Inc. (1999 – 2002).

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Cara L. Schnaper
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: February 1954	Executive Vice President	One-year term. Executive Vice President since 2008.	Executive Vice President of the TIAA-CREF Fund Complex (since February 2008). Executive Vice President, Technology and Operations of TIAA. Formerly, Principal, Market Resolve, LLC
(2006 – 2008); and Head, Middle Office, Investment Banking (2000 – 2002), Head Technology and Operations, Equities (1999 – 2000) and Chief Operating Officer Technology and Operations, Emerging Markets, Foreign Exchange and Commodities (1997 – 1999), JP Morgan Chase & Co.

Bertram L. Scott
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: March 1951	Executive Vice President	One-year term. Executive Vice President since 2001.	Executive Vice President of the TIAA-CREF Fund Complex (since August 2008); Executive Vice President, Institutional Development and Sales of TIAA (since August 2008); Executive Vice President, Strategy Integration and Policy of TIAA and the TIAA-CREF Fund Complex ( 2006-2008). Director and President of TIAA-CREF Enterprises, Inc. (since 2000). Manager of TIAA-CREF Redwood, LLC (since 2007). Formerly, Executive Vice President, Product Management of TIAA and TIAA-CREF Fund Complex (2000 – 2005); Director of TIAA-CREF Trust Company, FSB (2003-2008), Director and Chairman and Chief Executive Officer of TC Life (2000-2006); and President and Chief Executive Officer, Horizon Mercy
(1996 – 2000).

Edward D. Van Dolsen
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: April 1958	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President of the TIAA-CREF Fund Complex (since 2006). Executive Vice President, Director (since 2007) and Executive Vice President (since 2008) of TIAA-CREF Enterprises, Inc. Institutional Client Services, of TIAA (since 2006). Formerly, Director of TIAA-CREF Tuition Financing, Inc. and Manager of Services (2006 – 2009). Senior Vice President, Pension Products (2003 – 2006), Vice President, Support Services (1998 – 2003), of TIAA and the TIAA-CREF Fund Complex. Manager, President and CEO, TIAA-CREF Redwood, LLC (since 2006).

Trustee Equity Ownership

The following table includes information relating to equity securities beneficially owned by all current CREF Trustees and nominees in CREF and in all registered investment companies in the TIAA-CREF Fund Complex as of May 22, 2009. The amounts reported below include amounts contributed to CREF accounts for the benefit of the disinterested Trustees pursuant to CREF’s long-term compensation plan for non-employee Trustees.

DISINTERESTED TRUSTEES AND NOMINEES

Name of Trustee	Dollar Range of Securities in CREF	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen by Trustee in the TIAA-CREF Fund Complex
Forrest Berkley	Money Market Account — $50,001 - $100,000 Bond Market Account — Over $100,000 Growth Account — Over $100,000	Over $100,000
Nancy A. Eckl	Stock Account — $10,001 - $50,000 Global Equities Account — $10,001 - $50,000 Money Market Account — $10,001 - $50,000	Over $100,000
Eugene Flood, Jr.	Money Market Account — $10,001 - $50,000	Over $100,000
Michael A. Forrester	Money Market Account — Over $100,000	Over $100,000
Howell E. Jackson

Stock Account — Over $100,000

Social Choice Account — $10,001 - $50,000

Bond Market Account — $50,001 - $100,000

Global Equities Account — $50,001 - $100,000

Equity Index Account — $10,001 - $50,000

Money Market Account — $10,001 - $50,000

Over $100,000
Nancy L. Jacob	Stock Account — Over $100,000 Money Market Account — Over $100,000 Global Equities Account — $50,001 - $100,000 Inflation Linked Bond Account — $50,001 - $100,000	Over $100,000
Bridget A. Macaskill	Money Market Account — $10,001 - $50,000	Over $100,000
James M. Poterba	Stock Account — Over $100,000 Global Equities Account — Over $100,000 Equity Index Account — $10,001 - $50,000 Money Market Account — $50,001 - $100,000	Over $100,000
Maceo K. Sloan

Stock Account — Over $100,000

Social Choice Account — $10,001 - $50,000

Global Equity Account — $10,001 - $50,000

Growth Account — $10,001 - $50,000

Equity Index Account — $10,001 - $50,000

Money Market Account — Over $100,000

Over $100,000
Laura T. Starks	Stock Account — Over $100,000 Money Market Account — Over $100,000	Over $100,000

As of May 22, 2009, to the knowledge of CREF’s management, the trustees and officers owned as a group less than 1% of the securities of any CREF Account.

Trustee Compensation

The following table discloses the aggregate compensation received from CREF and the TIAA-CREF Fund Complex by each non-officer Trustee for the year ended December 31, 2008. CREF’s officers receive no direct compensation from CREF.

DISINTERESTED TRUSTEES

Name	Aggregate Compensation From CREF	Long-Term Performance Compensation Contribution As Part of CREF Expenses	Total Compensation From TIAA-CREF Fund Complex
Forrest Berkley*	$129,694	$67,529	$219,000
Nancy A. Eckl	$122,937	$67,529	$211,500
Eugene Flood, Jr.	$125,191	$67,529	$214,000
Michael A. Forrester	$113,947	$67,529	$201,500
Howell E. Jackson	$145,431	$67,529	$236,500
Nancy L. Jacob	$271,070	$67,529	$301,500
Bridget A. Macaskill	$109,884	$67,529	$197,000
James M. Poterba*	$133,294	$67,529	$223,000
Maceo K. Sloan*	$176,974	$67,529	$271,500
Laura T. Starks	$165,712	$67,529	$259,000
*	This compensation, or a portion of it, was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended December 31, 2008, Mr. Berkley deferred $144,000, Dr. Poterba deferred $32,500 and Mr. Sloan deferred $194,000 in total compensation (including interest) earned from the TIAA-CREF Fund Complex.

CREF has a long-term compensation plan for non-officer Trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 for each Trustee are allocated to notional CREF and Teachers Insurance and Annuity Association of America (“TIAA”) annuity accounts and TIAA-CREF Funds and TIAA-CREF Life Funds chosen by the Trustee. Benefits will be paid after the Trustee leaves the Board in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the individual Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until the Trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer Trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional CREF and TIAA accounts and TIAA-CREF Funds and TIAA-CREF Life Funds chosen by the individual Trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the Trustee, after the Trustee leaves the Board. The compensation table above does not reflect any payments under the long-term compensation plan.

Non-officer Trustees are compensated at the following rates: an annual retainer of $50,000; a Board and committee meeting fee of $2,500; $1,000 per conference call meeting to review investment performance of the CREF Accounts and other funds in the TIAA-CREF Fund Complex; an annual long-term compensation contribution of $75,000 (further described above); a Board chair fee of $25,000; a committee chair fee of $10,000 ($15,000 for the chairs of the Audit and Compliance Committee and Operations Committee); and an Operations Committee and Audit and Compliance Committee member fee of $5,000. The Trustees also receive $2,500 per meeting for attending any shareholder meetings. Trustees may receive additional compensation, to the extent authorized by the Board, for service on a non-standing committee of the Board. In general, Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Trustees, and the need to retain and attract well-qualified Board members.

Committees

Every year the Board appoints Trustees to certain standing committees which assist the Board in its oversight of various aspects of CREF’s operations. These are:

(1)	An Audit and Compliance Committee which assists the Board in fulfilling its oversight responsibilities for financial reporting, internal control and certain compliance matters. The Audit and Compliance Committee is charged with, among other things, approving the appointment, compensation, retention (or termination) and oversight of the work of CREF’s independent registered public accounting firm. The Audit and Compliance Committee has adopted a written charter which may be found at www.tiaa-cref.org/about/governance/corporate/topics/board_committees/board_committees_cref.html. During the fiscal year ended December 31, 2008, the Audit and Compliance Committee held eight meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Berkley, Dr. Poterba and Mr. Sloan. Ms. Eckl has been designated the “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission.

(2)	An Operations Committee, which assists the Board in fulfilling its oversight responsibilities with respect to operational matters of CREF including oversight of contracts with third-party service providers, and certain legal, compliance, finance, sales and marketing matters. The Operations Committee has adopted a written charter which may be found at www.tiaa-cref.org/about/governance/corporate/topics/board_committees/board_committees_cref.html. During the fiscal year ended December 31, 2008, the Operations Committee held seven meetings. The current members of the Operations Committee are Professor Jackson (chair), Dr. Flood, Mr. Forrester, Dr. Jacob, Ms. Macaskill and Dr. Starks.

(3)	An Investment Committee, which assists the Board in fulfilling its oversight responsibilities for the management of CREF investments. The Investment Committee has adopted a written charter which may be found at www.tiaa-cref.org/about/governance/corporate/topics/board_committees/board_committees_cref.html. During the fiscal year ended December 31, 2008, the Investment Committee held five meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Dr. Jacob, Ms. Macaskill, Dr. Poterba and Mr. Sloan.

(4)	A Corporate Governance and Social Responsibility Committee, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the CREF accounts and the initiation of appropriate shareholder resolutions. During the fiscal year ended December 31, 2008, the Corporate Governance and Social Responsibility Committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Dr. Poterba (chair), Mr. Forrester, Professor Jackson and Dr. Starks. The Corporate Governance and Social Responsibility Committee has adopted a written charter which may be found at www.tiaa-cref.org/about/governance/corporate/topics/board_committees/board_committees_cref.html.

(5)	A Nominating and Governance Committee, which nominates certain CREF officers and the members of the standing and other committees of the Board, recommends candidates for election as Trustees. During the fiscal year ended December 31, 2008, the Nominating and Governance Committee held six meetings. The charter for the CREF Nominating and Governance Committee may be found at www.tiaa-cref.org/about/governance/corporate/topics/board_committees/board_committees_cref.html. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Ms. Eckl, Mr. Sloan and Dr. Starks.

(6)	An Executive Committee, which generally is vested with Board powers between Board meetings on matters that arise between Board meetings. During the fiscal year ended December 31, 2008, the Executive Committee did not hold any meetings. The current members of the Executive Committee are Mr. Sloan (chair), Ms. Eckl, Dr. Flood, Professor Jackson, Dr. Jacob, and Dr. Poterba.

Board Meetings

There were nine meetings of the Board during 2008. All current Trustees who served during 2008 attended at least 75 percent of the meetings of the Board and Board committees of which they were members.

Trustee Nomination Process

The CREF Board of Trustees has a Nominating and Governance Committee which is responsible for nominating candidates for its Board. The Nominating and Governance Committee considers recommendations from a variety of sources, including participating institutions and educational organizations. Participants may submit recommendations for candidates to the Nominating and Governance Committee by forwarding the names and backgrounds of nominees to the Corporate Secretary of CREF or by accessing www.tiaa-cref.org/crefnominee and keying in suggestions for nominees.

The Committee may, from time to time, retain third-party search firms to identify nominee candidates whose competencies meet criteria the Board deems important to CREF. In addition, the Committee may invite recommendations from the members of the CREF Board of Overseers, current Trustees and others.

The Committee reviews the information submitted on the backgrounds and qualifications of those persons recommended. In considering current Trustees for renomination to the Board, the Committee will evaluate each Trustee’s Board and Committee participation, contributions to the management of CREF and attendance at Board and Committee meetings. In preparing a slate of Trustee candidates, the Nominating and Governance Committee seeks to ensure broad, diverse representation of academic, business and professional experience.

The Committee submits final nominations to the CREF Board of Trustees after consultation with the CREF Board of Overseers to the extent consistent with the 1940 Act and rules thereunder.

Recommendations From Participants Regarding Nominations

Participants can recommend future nominees by keying in candidate recommendations at the following website: www.tiaa-cref.org/crefnominee or by writing to the Corporate Secretary of CREF, 730 Third Avenue, New York, New York 10017-3206.

Trustee Qualifications

The Board has determined that it should be comprised of individuals who can contribute sound business judgment to Board deliberations and decisions, based on their relevant business, management, professional, academic or governmental service experience. Candidates for the Board should have reached a senior level in their chosen field, be of uncompromised integrity, and be able to fulfill their responsibilities as Trustees without conflict with CREF. The Board should reflect diversity of gender, race, age and experience and at least one Trustee should qualify as an audit committee financial expert for service on the Audit and Compliance Committee. Each Trustee should be prepared to devote substantial time and effort to CREF Board duties and should limit the number of their other board memberships in order to provide such service to CREF. Candidates for the Board should be individuals with an understanding of and affinity for academia, and a demonstrated ability to work in a constructive manner with other Board members and management.

When seeking to fill a specific opening on the Board, the Nominating and Governance Committee will consider the specific needs of the Board at the time to assure an overall balance and range of specialized knowledge, skills, expertise and diversity to provide the foundation for a successful Board.

A candidate for service as an independent Trustee must not be an “interested person,” as that term is defined in the 1940 Act, of CREF or Investment Management, and must otherwise meet the independence requirements of the New York Stock Exchange or applicable rules. Each candidate must provide such information requested by CREF as may be reasonably necessary to enable the Board to assess the candidate’s eligibility.

Participant Communications With Trustees

Letters or e-mails from participants addressed to the Board or individual Trustees may be sent to the CREF Trustees c/o Corporate Secretary, at 730 Third Avenue, New York, NY 10017-3206. These communications will be forwarded to the Board’s chairman in accordance with established policies concerning participant communications that have been approved by a majority of independent Trustees.

Trustee Attendance at Annual Meetings

CREF Trustees are expected to attend the annual meeting of CREF participants. If a Trustee is unavailable to attend the meeting, a reason must be provided. Each of the ten Trustees then in office attended the 2008 annual meeting.

II. RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD HAS UNANIMOUSLY APPROVED THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS CREF’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND RECOMMENDS THAT THE PARTICIPANTS OF CREF RATIFY THE SELECTION THEREOF.

PricewaterhouseCoopers LLP (“PwC”) served as the independent registered public accounting firm (“Independent Auditor”) to CREF for the fiscal year ended December 31, 2008. Both the Audit and Compliance Committee and the Board, each of which consists solely of independent Trustees, has chosen to continue with the services of PwC for fiscal year 2009. PwC was initially selected following a competitive bidding process that had been initiated in November 2004 by TIAA and the TIAA-CREF Fund Complex.

In making its selection, the Board and the Audit and Compliance Committee discussed with PwC issues involving relationships among PwC, TIAA and the TIAA-CREF Fund Complex, and their affiliates, that could reasonably be thought to bear on PwC’s independence, and concluded that PwC was independent. PwC confirmed its independence to the Board and the Audit and Compliance Committee. As part of this process, the Board and the Audit and Compliance Committee considered that while PwC would also serve as the Independent Auditor for TIAA-CREF Investment Management, LLC (“Investment Management”) CREF’s investment advisor, for TIAA and Teachers Advisors, Inc., the investment advisor to the funds other than CREF that are in the TIAA-CREF Fund Complex, this would not compromise PwC’s independence. The Board considered that this arrangement would produce a more cost-effective audit and received an agreement from PwC that the Board would be informed if any non-privileged material issues arose in the course of the audit of TIAA and its subsidiaries.

As CREF’s independent registered public accounting firm, PwC will perform independent audits of CREF’s financial statements.

Representatives of PwC will attend the meeting and be available at the meeting to respond to questions, but it is not expected that they will make any statement at the meeting.

Audit Fees

PwC’s fees for professional services rendered for the audit of CREF’s annual financial statements for the years ended December 31, 2008 and December 31, 2007 were approximately $1,003,600 and $1,040,000, respectively.

Audit-Related Fees

Audit-related fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under audit fees. PwC’s fees for audit-related services rendered to CREF for the fiscal years ended December 31, 2008 and December 31, 2007 were approximately $0 and $0, respectively.

Tax Fees

CREF did not pay any fees to PwC for professional services related to tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2008 and December 31, 2007.

All Other Fees

PwC’s fees for accounting reference software provided to CREF were approximately $1,060 for the year ended December 31, 2008. There were no fees paid to PwC for any other products or services rendered to CREF for the year ended December 31, 2007.

Preapproval Policy

The Audit and Compliance Committee has adopted a Preapproval Policy for External Audit Firm Services (“Policy”). The Policy describes the types of services that may be provided by the Independent Auditor to CREF without impairing the Independent Auditor’s independence. Under the Policy, the Audit and Compliance Committee (or its designated member) is required to preapprove certain services to be performed by CREF’s Independent Auditor in an effort to ensure that such services do not impair the Independent Auditor’s independence.

The Policy requires the Audit and Compliance Committee to appoint the Independent Auditor to perform the financial statement audit for CREF including approving the terms of the engagement. The policy also requires the Audit and Compliance Committee (or, with respect to non-audit services, its designated member) to preapprove the audit, audit-related and tax services to be provided by the Independent Auditor and the fees to be charged for provision of such services from year to year.

All services provided by the Independent Auditor for CREF and certain non-audit services provided by the Independent Auditor to CREF’s advisor or its affiliates for 2008 were preapproved by the Audit and Compliance Committee pursuant to the Policy.

Auditor Fees for Related Entities

The aggregate non-audit fees billed by PwC for services rendered to CREF and its advisor and affiliates of the advisor performing on-going services to CREF for the years ended December 31, 2008 and December 31, 2007 were approximately $791,000 and $850,000, respectively.

III. ADDITIONAL INFORMATION

Investment Advisory and Distribution Arrangements

Investment Management manages the assets in each CREF account. It is a subsidiary of TIAA and provides its services to CREF at cost. Investment Management is registered as an investment advisor under the Investment Advisers Act of 1940, although it is not considered an investment advisor under the 1940 Act because of the at-cost nature of this arrangement.

CREF’s certificates are distributed by TIAA-CREF Individual & Institutional Services, LLC (“Services”), another subsidiary of TIAA that provides its services to CREF at cost. Services is registered as a broker/dealer and is a member of the Financial Industry Regulatory Authority. TIAA provides administrative services to CREF. The TIAA Board of Overseers, a New York not-for-profit membership corporation, owns all of the stock of TIAA. The address for Investment Management, Services and TIAA is 730 Third Avenue, New York, New York 10017-3206.

IV. OTHER MATTERS

Means of Soliciting Proxies

This proxy solicitation will be conducted mainly by the mailing of this proxy statement and accompanying proxy card on or about June 12, 2009. Supplementary solicitations may be made by mail, telephone, and the Internet, but it may also be by any other method of electronic communication, or by personal interview. CREF bears all expenses connected with soliciting proxies; the expenses are included in the administrative expenses that are paid for from the net assets of each account.

Proposals of Persons with Voting Rights

CREF expects that its 2010 annual meeting will be held in July 2010, but the exact date, time, and location of such meeting have yet to be determined. Proposals submitted by or on behalf of participants to be included in the CREF proxy materials for the 2010 annual meeting must be received by CREF no earlier than October 14, 2009 and no later than February 12, 2010. The submission of a proposal does not guarantee its inclusion in CREF’s proxy statement or presentation at the meeting. Unless CREF is notified by April 28, 2010 of other matters that may be properly brought before the 2010 annual meeting by or on behalf of participants, the persons named in the proxy will have the discretion to vote on those matters as they see fit.

Beneficial Ownership

To the knowledge of CREF, no participant owned of record or beneficially 5 percent or more of the outstanding securities of CREF on April 30, 2009.

Annual Reports

If you would like to see the most recent CREF semi-annual and annual reports, you can visit the TIAA-CREF website at www.tiaa-cref.org, or use our online request form to order print versions electronically. Or you can call (877) 518-9161 or write to CREF at 730 Third Avenue, New York, New York 10017-3206. These reports are furnished to participants without charge.

CREF-State-2009	A10790

06/09

College Retirement Equities Fund

By signing this form, I authorize Eugene Flood, Jr., William J. Mostyn III, and Maceo K. Sloan, singly or together, with power of substitution in each, to represent me and cast my vote at CREF’s annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; (ii) in accordance with the trustees’ recommendations on the other subjects listed on this card; and (iii) at their discretion on any other matters that may properly come before the annual meeting or if a nominee is not available for election. The CREF annual meeting will be held on Monday, July 20, 2009, at 3:00 p.m. in NYC at 730 Third Ave, New York, NY 10017.

Unless you have voted by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to Computershare, P.O. Box 9043, Smithtown, NY 11787-9833. Computershare has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.

To vote via the Internet – go to http://www.proxy-direct.com To vote by telephone – dial 1 866 241-6192

Future Nominees:

To recommend future nominees please go to
tiaa-cref.org/crefnominee and type in suggestions for nominees. Alternatively you can send your recommendation to the Secretary of CREF, 730 Third Ave, New York, NY 10017-3206

FINANCIAL SERVICES

FOR THE GREATER GOOD®

The Board of Trustees recommends a vote FOR item 1.

1.	Election of Trustee Nominees:

☐   To vote FOR all Nominees    ☐  To vote AGAINST all Nominees    ☐  To vote to ABSTAIN for all Nominees        or to vote separately by Nominee below

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Forrest Berkley	☐	☐	☐	02	Nancy A. Eckl	☐	☐	☐	03	Eugene Flood, Jr.	☐	☐	☐
04	Michael A. Forrester	☐	☐	☐	05	Howell E. Jackson	☐	☐	☐	06	Nancy L. Jacob	☐	☐	☐
07	Bridget A. Macaskill	☐	☐	☐	08	James M. Poterba	☐	☐	☐	09	Maceo K. Sloan	☐	☐	☐
10	Laura T. Starks	☐	☐	☐

The Board of Trustees recommends a vote FOR item 2.

		FOR	AGAINST	ABSTAIN
2.	To ratify the selection of PricewaterhouseCoopers LLP as CREF’s independent registered public accounting firm.	☐	☐	☐

When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate your full name and title.

Signature                                          Date

TIAA_CREF/WO#: 20126 TOUCH-TONE TELEPHONE VOTING SCRIPT

“TIAA_CREF”

EXPECTED MAIL DATE: xx/xx/09

MEETING DATE: July 20, 2009

TEST CONTROL NUMBER (s): 126 99999 001 099

TEST SECURITY CODE (s): 9999 9999

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE PARTICIPANT WILL HEAR:

“Welcome! Please enter the number located in the shaded box on your proxy card.”

WHEN THE PARTICIPANT ENTERS THE NUMBER, HE/SHE WILL HEAR:
“To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card”

WHEN THE PARTICIPANT ENTERS THE CODE, HE/SHE WILL HEAR:

“This is the automated telephone voting site for the CREF Annual Meeting”

OPTION 1: IF VOTING AS THE BOARD RECOMMENDS OR VOTING ALL PROPOSALS ONE WAY:

“To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1.”

“To vote FOR ALL PROPOSALS, press 2.”

“To vote AGAINST ALL PROPOSALS, press 3.”

“To ABSTAIN FROM VOTING ON ALL PROPOSALS, press 4.”

“To vote on EACH PROPOSAL SEPARATELY, press 0.”

IF THE PARTICIPANT PRESSES OPTIONS “1” THROUGH “4” LISTED ABOVE HE/SHE WILL HEAR:

“To hear how you have voted, press 1.”	“To cancel your vote, press 2.”	“To save how you have voted, press 3.”

IF THE PARTICIPANT PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:

“Your vote will be saved automatically should you decide to hang up during vote playback.”

“Your vote has been cast as follows….:

For option 1: “You have voted AS THE BOARD RECOMMENDED.”

For option 2: “You have voted FOR ALL.”

For option 3: “You have voted AGAINST ALL.”

For option 4 “You have voted TO ABSTAIN ON ALL.”

“To hear how you have voted, press 1.”	“To cancel your vote, press 2.”	“To save how you have voted, press 3.”

IF THE PARTICIPANT PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

“Your vote has been canceled.”	“To enter another vote, press 1 now.”	“To end this call, press 0 now.”

IF THE PARTICIPANT PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

“Your vote has been saved.”	“To enter another vote, press 1 now.”	“To end this call press 0 now.”

If the PARTICIPANT elects to vote another proxy, he/she is returned to the above speech

“PLEASE ENTER THE NUMBER”.

IF THE PARTICIPANT ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting.”

OPTION 2: IF THE PARTICIPANT OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

“Proposal 1.01:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.02:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.03:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.04:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.05:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.06:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.07:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.08:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.09:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.10:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 2.:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”

WHEN THE PARTICIPANT HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:

“To hear how you have voted, press 1.” “To cancel your vote, press 2.” “To save how you have voted, press 3.”

IF THE PARTICIPANT PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:

“Your vote will be saved automatically should you decide to hang up during vote playback.”

“Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given).”

“To hear how you have voted, press 1.” “To cancel your vote, press 2.” “To save how you have voted, press 3.”

IF THE PARTICIPANT PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

“Your vote has been canceled.” “To enter another vote, press 1 now.” “To end this call, press 0 now.”

IF THE PARTICIPANT PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

“Your vote has been saved.” “To enter another vote, press 1 now.” “To end this call press 0 now.”

If the PARTICIPANT elects to vote another proxy, he/she is returned to the above speech

“PLEASE ENTER THE NUMBER”.

IF THE PARTICIPANT ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting.”

Call is terminated.

Enter your 14 digit control number from the shaded box on your notice or card:

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Proxy/Voting Instruction Card	Notice

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Mark All
Proposals		Mark All

1.01	Election of Trustee Nominee: Forrest Berkley		O For O Against O Abstain
1.02	Election of Trustee Nominee: Nancy A. Eckl		O For O Against O Abstain
1.03	Election of Trustee Nominee: Eugene Flood, Jr.		O For O Against O Abstain
1.04	Election of Trustee Nominee: Michael A. Forrester		O For O Against O Abstain
1.05	Election of Trustee Nominee: Howell E. Jackson		O For O Against O Abstain
1.06	Election of Trustee Nominee: Nancy L. Jacob		O For O Against O Abstain
1.07	Election of Trustee Nominee: Bridget A. Macaskill		O For O Against O Abstain
1.08	Election of Trustee Nominee: James M. Poterba		O For O Against O Abstain
1.09	Election of Trustee Nominee: Maceo K. Sloan		O For O Against O Abstain
1.10	Election of Trustee Nominee: Laura T. Starks		O For O Against O Abstain
2	To ratify the selection of PricewaterhouseCoopers LLP as CREF’s independent registered public accounting firm.		O For O Against O Abstain

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